UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         June 30, 1998

                        APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


        Missouri                    000-26020                43-1641533
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)

400 Royal Palm Way, Suite 410, Palm Beach, Florida       33480
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(Address of principal executive officers)              (Zip Code)

Registrant's telephone number, including area code:    561-366-4800
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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to a Combination Agreement, effective as of May 15, 1998, between Applied Cellular Technology, Inc. (the "Company") and Commstar Limited, a publicly traded company registered in Canada ("Commstar"), the Company and Commstar combined and Commstar became a wholly-owned subsidiary of the Company. The Combination was approved by Commstar's shareholders at a meeting on June 22, 1998 and the transaction closed on June 30, 1998. For accounting purposes, the effective date of the transaction was May 1, 1998.

     The purchase price was Canadian $17,700,000 (US$12,057,221) and is to be satisfied by the Company issuing up to a maximum of 3,417,580 shares of its common stock, $0.001 par value, valued at $3.528 per share. Holders of Commstar's 12,195,403 outstanding common shares will exchange their common shares for Exchangeable Shares of Commstar, which will be further exchangeable into or redeemable for shares of the Company's common stock, $.001 par value, at the exchange ratio of 3.57 Exchangeable Shares for one share of the Company's common stock, or a total of 3,416,079 shares of the Company's common stock.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial statements of business acquired:

               Financial statements of Commstar are not required to be filed pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934.

         (b)   Pro forma financial information

               Pro forma financial information , pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

          (c)  Exhibits.

               99.1 Form of Plan of Arrangement of Commstar (incorporated herein by reference to Exhibit 99.1 to the Company's Registration Statement on Form S-3 (File No. 333-57613) filed with the Commission on June 24, 1998)

               99.2 Form of  Voting  and  Exchange  Trust  Agreement  among  the
                    Company, Commstar and Montreal Trust Company of Canada (incorporated herein by reference to Exhibit 99.2 to the Company's Registration Statement on Form S-3 (File No. 333-57613) filed with the Commission on June 24, 1998)

               99.3 Form of Support  Agreement  between the Company and Commstar
                    (incorporated herein by reference to Exhibit 99.3 to the Company's Registration Statement on Form S-3 (File No. 333-57613) filed with the Commission on June 24, 1998)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED CELLULAR TECHNOLOGY, INC.
                                        (Registrant)


Date:   July 14, 1998                         /s/ David A. Loppert
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                                                   Vice President